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                                                                   Exhibit 10.22


    SECOND AMENDMENT, dated as of December 17, 1998 (this "Amendment"), to the Credit

Agreement, dated as of November 13, 1997 (as amended by the First Amendment and Waiver thereto, dated as of April 21, 1998 and this Amendment, and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among ASI SOLUTIONS INCORPORATED, a Delaware corporation ("ASI"), MCLAGAN PARTNERS, INC. ("McLagan Partners", together with ASI, the "Borrowers"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

          WHEREAS, the Borrowers have requested that the Lenders amend certain terms in the Credit Agreement and in the manner provided for herein; and

          WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requested amendments;

          NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

          1.   Defined Terms. Unless otherwise defined herein, terms which are
               -------------
defined in the Credit Agreement and used herein (and in the recitals hereto) as defined terms are so used as so defined.

          2.   Amendment of Schedule 1.1(a). Schedule 1.1(a) of the Credit
               ----------------------------
Agreement is hereby amended by deleting the table thereof in its entirety and substituting in lieu thereof the following table:

                                  Commitments
                                  -----------

                                        Revolving Credit         Term Loan
Lenders                                    Commitment            Commitment
-------                                    ----------            ----------

The Chase Manhattan Bank                  $ 3,500,000            $ 5,250,000
State Street Bank and Trust Company       $ 3,500,000            $ 5,250,000
European American Bank                    $ 3,000,000            $ 4,500,000
                                          -----------            -----------

               Total                      $10,000,000            $15,000,000

          3.   Amendment to Subsection 1.1. Subsection 1.1 of the Credit
               ---------------------------
Agreement is hereby amended by deleting the reference to the number "20%" in clause (2) of the definition of "Eligible Accounts" and substituting in lieu of such number "25%".
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                                                                               2


          4.   Amendment to Subsection 7.8. Subsection 7.8 of the Credit
               ---------------------------
Agreement is hereby amended by (a) deleting the reference to the amount "$1,000,000" in clause (ii) thereof and substituting in lieu of such amount "$1,500,000" and (b) deleting the reference to the amount "$1,250,000" in clause
(iii) thereof and substituting in lieu of such amount "$1,500,000".

          5.   Representations and Warranties.  On and as of the date hereof,
               ------------------------------
the Borrowers hereby confirm, reaffirm and restate the representations and warranties set forth in Section 4 of the Credit Agreement mutatis mutandis,
                                                          ------- --------
except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrowers hereby confirm, reaffirm and restate such representations and warranties as of such earlier date.

          6.   Effectiveness.  This Amendment shall become effective as of the
               -------------
date first written above upon (a) receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrowers and all the Lenders and (b) such certificates and opinions as the Administrative Agent may reasonably require in connection with this Amendment.

          7.   Continuing Effect; No Other Amendments, Waivers or Consents.
               -----------------------------------------------------------
Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent's or the Lenders' willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or the same subsection for any other date or time period.

          8.   Expenses.  The Borrowers agree to pay and reimburse the
               --------
Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          9.   Counterparts.  This Amendment may be executed in any number of
               ------------
counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

          10.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
               -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                              ASI SOLUTIONS INCORPORATED

                              By: /s/ Michael J. Mele
                                  -----------------------------
                               Title: Senior Vice President & Chief
                                      Financial Officer

                              McLAGAN PARTNERS, INC.

                              By: /s/ Michael J. Mele
                                  -----------------------------
                               Title: Treasurer

                              THE CHASE MANHATTAN BANK,
                               as Administrative Agent and as a Lender

                              By: /s/ Stephen Zajac
                                  -----------------------------
                               Title: Vice President

                              STATE STREET BANK AND TRUST
                               COMPANY, as a Lender

                              By: /s/ John D. Gaziano
                                  -----------------------------
                               Title: Vice President

                              EUROPEAN AMERICAN BANK, as a Lender

                              By: /s/ Anthony Tomich
                                  -----------------------------
                               Title: Assistant Treasurer


Consented To:
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                                                                               4

C3 SOLUTIONS INCORPORATED

By: /s/ Michael J. Mele
    -----------------------------
 Title: Treasurer

ASSESSMENT SOLUTIONS INCORPORATED

By: /s/ Michael J. Mele
    -----------------------------
 Title: Treasurer

PROUDFOOT REPORTS INCORPORATED

By: /s/ Michael J. Mele
    -----------------------------
 Title: Treasurer

T3 SOLUTIONS INCORPORATED

By: /s/ Michael J. Mele
    -----------------------------
 Title: Treasurer

MCLAGAN PARTNERS INTERNATIONAL, INC.

By: /s/ Michael J. Mele
    -----------------------------
 Title: Treasurer

MCLAGAN PARTNERS ASIA, INC.

By: /s/ Michael J. Mele
    -----------------------------
 Title: Treasurer